COMPRESSCO PARTNERS™ L.P.

Partnership Overview Presentation

December 2013


The Natural Choice in Production Enhancement Services!

Compressco Partners – Forward Looking Statements

Forward Looking Statements

This presentation includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as "may," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2013, anticipated activities by our customers, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in Compressco Partners' Annual Report on Form 10-K for the year ended December 31, 2012, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Please Note: GasJack®, VJack™, ePumper®, Compressco® and Compressco Partners ™ are jointly registered trademarks or trademarks of Compressco Partners Operating, LLC and Compressco Partners Sub, Inc. in the United States and/or other countries.

Compressco Partners – Non-GAAP Financial Measures

Non-GAAP Financial Measures

Compressco Partners (the "Partnership") includes in this presentation the non-GAAP financial measures EBITDA, enterprise value, distributable cash flow and distribution coverage ratio. EBITDA is used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors; and
- determine the Partnership's ability to incur and service debt and fund capital expenditures.

The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.

Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership's management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense, maintenance capital expenditures, and interest expense, plus the non-cash cost of compressors sold and equity compensation expense. The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that Compressco Partners has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Compressco Partners, L.P.– Partnership Overview

Stock Market / Symbol	**NASDAQ: GSJK**
Recent Unit Price(1)	**$20.54**
Market Capitalization(1)	**$320.4M**
Enterprise Value(1) (3)	**$344.7M**
Number of Units Outstanding(1)	**15.6M**
Average daily volume (last 3 months) (1)	**11,666**
Distribution Annualized(2)	**$1.72**
Distribution Yield(1)	**8.4%**
Headquarters	**Oklahoma City, OK**

(1) *As of 11/26/2013* (2) *Q3-2013 Annualized* (3) *Non-GAAP Financial Measure. See Financial Data Appendix*

Partnership Overview

- Compressco is a publicly traded master limited partnership providing compression-based production enhancement services, including both conventional wellhead compression services and unconventional compression services, and, in certain markets, well monitoring and sand separation services. We provide services to a broad base of natural gas and oil exploration and production companies operating throughout many of the onshore producing regions of the United States.
- The GasJack® compressor unit and the VJack™ compressor unit provide production enhancement services on natural gas wells and oil wells.
- At September 30, 2013, we have 3,994 total compressor units in our fleet with 3,401 compressor units in service (85.2% utilization). We design and manufacture most of the compressor units that we use in a manufacturing facility that we own in Oklahoma City, OK.
- General Partner is 100% owned by TETRA Technologies, Inc. NYSE: TTI

GasJack® Compressor Unit



VJack™ Compressor Unit



Partnership Overview

- Internationally, we have significant operations in Mexico and Canada and a growing presence in certain countries in South America, Eastern Europe, and the Asia-Pacific region.

- In certain circumstances, in connection with our primary production enhancement services we also provide ongoing well monitoring services and automated sand separation services. Our well monitoring services consist of ongoing testing and evaluation of wells to determine how our wellhead compression services are optimizing the production from a well.

- We utilize an automated sand separator, a high pressure vessel with automated valve operation functions, at the well to remove solids that would otherwise cause abrasive wear damage to production enhancement and other equipment.

GasJack® Compressor Unit



Well Monitoring Equipment



Key Market Drivers / Responses

- Increasing shale natural gas and oil components of total United States natural gas and oil production, and increasing related condensate and processing-plant liquids in shale plays in addition to the gas produced
  - Our Fleet continues to support conventional applications, while adding service breadth through unconventional applications in shale plays.

- Stronger natural gas prices outside the United States, combined with maturing fields, providing opportunities for further international expansion
  - We continue to invest in Latin America, particularly Argentina, and expect further investments into Europe and the Asia Pacific markets we serve.

- Emerging environmental requirements in the United States provide opportunities and challenges
  - Planned regulatory reductions to VOC emissions go into effect in 2015 provide opportunities for emission reductions
    - In the case of gas processing facilities, opportunities for additional vapor recovery services
    - In the case of well completion following fracturing, opportunity for gas capture services during flowback
  - Increased recordkeeping and maintenance for our compressor units

Compressco Mid-Range Horsepower Strategy

Parallel Paths

- Accelerate Organic Growth
- Target Acquisition Opportunities

Broad Geographic Presence In Domestic Markets

- Compressco's domestic service area covers most of the onshore producing regions of the United States

Domestic Service Area As Depicted by ePumper® SCADA Telemetry-Based Reporting System


Ottawa
New York
Washington
United States
Gulf of California
Nassau
The Bahamas

- Compressco is active in most major producing regions
  - Ark-La-Tex
  - Arkoma
  - Fayetteville Shale
  - San Juan Basin
  - Mid-Continent Region
  - Permian Basin
  - South Texas, EagleFord and Gulf Coast
  - Central and Northern Rockies
  - California
  - Marcellus Region
  - Barnett and Fort Worth Basins

International Operations


Canada
United States
Mexico
Venezuela
Argentina
Germany
Poland
Ukraine
Austria
Romania
Italy
China
Indonesia
Australia
Sales only market

Production Enhancement Services – GasJack® & VJack™ Compressor Units

- The compact, 46 horsepower GasJack® compressor unit allows Compressco to perform wellhead compression, liquids separation, and optional gas metering all from one skid
  - Reliable, fuel efficient and easy to transport
  - Low emission – designed to meet all applicable EPA and regulatory standards
- We have introduced 40 and 20 horsepower VJack™ compressor units, which are designed to provide vapor recovery and backside pumping applications for oil wells and generate zero engine-driven emissions
  - The VJack™ is based on GasJack® technology and is capable of handling up to 50 bpd on a standard skid package

GasJack® Compressor Unit



GasJack® Integral Design



VJack™ Compressor Unit



Production Enhancement Services – Applications

- Conventional Services – primarily applied to marginal gas wells with low formation pressures, but also effectively utilized on newer gas wells that have experienced significant production declines and gas wells with lower formation pressures
  - Production enhancement for dry gas wells and liquid loaded gas wells
  - Backside auto injection systems monitor tubing pressure to redirect gas flow into the casing annulus as needed
- Unconventional Services – used primarily in connection with oil and gas liquids production
  - Vapor recovery captures gas vapors from oil storage tanks
  - Casing gas systems enhance oil production by reducing down-hole pressure

Production Enhancement Is Necessary

- Over time oil and natural gas wells exhibit declining pressure and production
- Production enhancement technologies can enhance daily production and total recoverable reserves in many instances
- Oil wells most suitable for conventional production enhancement services exhibit high gas to oil ratios
- Within the United States, 23% of total producing gas wells produce between 50 – 300 Mcf/d; within the optimum candidate range of our GasJack® compressor unit and VJack™ compressor unit (Source: Drilling Info Desktop – 12/02/2013)

Illustrative Type Curve



Production Per Month
1
11
21
31
41
51
61
71
81
91
101
111
121
131
141
151
161
Month

Gas Wells Producing 50 – 300 Mcf/d as a % of all U.S. Gas Wells(1)



23%
67%
Gas wells producing 50 - 300 Mcf/d
Others

(1) Source: Drilling Info Desktop – 12/02/2013

Production Enhancement Is Necessary

Example – Production Volume Well Decline Curve – 2-3/8 Tubing



Volume
781 mcfd
625 mcfd
500 mcfd
Well loaded with fluid
Year One
Year Two
Year Three
Time

Average 20% Decline Per Year

Production Enhancement Is Necessary

Example – Production Volume Well Decline Curve – 2-3/8 Tubing


Volume
781 mcfd
625 mcfd
500 mcfd
Install GasJack
(Avg. 126 mcfd
benchmark uplift
on 2 3/8" tubing)
Well loaded
with fluid
Year
One
Year
Two
Year
Three
Time

Average 20% Decline Per Year

Proven Technology Increases Value of Natural Gas & Oil Wells

- Compressco's production enhancement services improve production rates and recoverable reserves of natural gas and oil wells

Case Study: Well Decline Curve, Pre and Post GasJack® Compressor Unit Application


GasJack® compressor unit Installed
1,000
100
10
1
0.1
Daily Rate
2003
2004
2005
2006
2007
2008
2009
2010
Time
Natural Gas
Oil

	Daily Production	
Commodity	**Pre GasJack®**	**Post GasJack®**
Natural Gas (Mcf/d)	30	150
Crude Oil (Bbl/d)	3	20

Conventional Service – Marginal Gas Well



GasJack®
COMPRESSORS
N/O
Discharge
Sales and
Liquids
N/C
Inject
Inject
Discharge



Case Study

After installation of the GasJack, daily Gas Rate went from 30 Mcf/d to 70 Mcfgpd, maintaining an average daily rate of 188 Mcf/d over 22 months. Calculated incremental reserves of 98 MMcf of gas were produced over same period.



Rate/Time Graph
Project: c:\program files\ihs energy\powertools v9.0\projects\6canadawells.mdb
Date: 2/22/2010
Time: 11:04 AM
Lease Name: ALBERTA (WELL B)
County, ST: ,
Location: 0-0-0
Operator:
Field Name:
WELL B
<-- STARTED BAIS 2/2008
GAS
OIL
WATER
Daily Rate
10,000
1,000
100
10
1
0.1
2004
2005
2006
2007
2008
2009
2010
2011
2012
Time

Unconventional Services – Vapor Recovery (Preferred Method)



Gas to Booster Compressor
Flash Gas 1 PSIG
Minute Gas in Tanks
(no oxygen in tower)
Heater Treater
Oil
(to tower)
Oil
Oil
Oil
Very Rich Gas
>1800 BTU/cu. ft.
From Well
Gas to Sales
GasJack®
To Water Tank

Unconventional Services – Traditional Vapor Recovery


Gas to Sales
Gas Vapor in Ounces (1-8 oz.)
Slope To
Prevent Liquid
Drop Out
Gas Scrubber
Oil
Oil
Oil
Oil
To Sales
or Booster
Compressor
Heater
Treater
Oil Storage Tanks
GasJack®
Well

Unconventional Services – Vapor Recovery Solutions

Vapor Recovery captures gas vapors directly from storage tanks



Vapor Recovery Tower & Flash Gas Recovery eliminate oxygen ingress




CAUTION

Unconventional Services – Casing Gas System



Gas
Oil
Sucker Rod
Tubing
Casing
Annulus
Pump
Check Valve
Sales Line
Gas and Liquids
Liquids from Blowcase
PUMPING OIL WELL – LEA CO. NEW MEXICO
CRE_OIL_DAILY
WATER-BBL/DAY
OIL-BBL/DAY
GAS-MCF/DAY
Nov
Dec
Jan
Feb
Mar
2009
2010

Case Study

With the GasJack reducing the casing pressure from 100psig to 60psig, the Gas Rate went from 200 Mcf/d to 800 Mcf/d and the Oil Rate went from 80 bopd to 150 bopd.

Superior Customer Service & Highly Trained Field Personnel

- Compressco's centralized engineering and GasJack monitoring functions support a network of regional service centers that install, operate, monitor and maintain compressor units
  - Engineering: Houston, TX
  - ePumper® Monitoring System: Oklahoma City, OK and field level
  - Regional service centers are staffed by trained field service personnel

- Compressco's service personnel have completed a customer-focused training program and receive ongoing technical and safety training

Compressco's Comprehensive Service Solutions



Repair and Maintenance
Engineering
Installation
Operation
Monitoring

Financial Data – Revenue and EBITDA Trends

Revenue ($ millions)[1]



$ 140
$ 120
$ 100
$ 80
$ 60
$ 40
$ 20
$
14% CAGR
$ 81
$ 95
$ 109
$ 121
2010
2011
2012
2013*
* 3Q 2013 TTM

EBITDA[2] ($ millions) and Margin[1]



$ 40
$ 35
$ 30
$ 25
$ 20
$ 15
$ 10
$ 5
$
40%
35%
30%
25%
20%
15%
10%
5%
0%
$ 29
$ 27
$ 33
$ 34
2010
2011
2012
2013*
* 3Q 2013 TTM



Liquids and Oil 27%
Gas 73%

2012 Revenue Profile



United States 59%
International 41%

[1] For periods prior to June 20, 2011, the above financial information represents the revenues and EBITDA of our Predecessor. See our Annual Report on Form 10-K for further discussion

[2] Non – GAAP financial measure that is reconciled to the nearest GAAP financial measure in the financial data appendix

Financial Data – Q3 2013

Financial Data (unaudited)	Three Months Ended September 30		Nine Months Ended September 30	
	2013	2012	2013	2012
	(In Thousands)		(In Thousands)	
Revenues				
Compression and other services	$ 28,408	$ 27,167	$ 84,870	$ 72,427
Sales of compressors and parts	1,555	1,517	3,984	3,737
Total revenues	29,963	28,684	88,854	76,164
Cost of revenues (excluding depreciation and amortization expense)				
Cost of compression and other services	15,354	13,518	48,613	37,550
Cost of compressors and parts sales	726	829	2,096	2,057
Total cost of revenues	16,080	14,347	50,709	39,607
Selling, general and administrative expense	4,473	4,516	12,988	12,388
Depreciation and amortization	3,717	3,376	10,723	9,721
Interest (income) expense, net	136	24	303	2
Other (income) expense, net	210	427	433	618
Income before tax provision	5,347	5,994	13,698	13,828
Provision for income taxes	1,144	931	2,478	2,396
Net income	$ 4,203	$ 5,063	$ 11,220	$ 11,432

Financial Data Appendix– Distributable Cash Flow & Distribution Coverage Ratio

The following table reconciles net income to distributable cash flow and distribution coverage ratio for the three and nine month periods ended September 30, 2013:

	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013
	(In Thousands)	
Net income	$ 4,203	$ 11,220
Provision for income taxes	1,144	2,478
Depreciation and amortization	3,717	10,723
Interest (income) expense	136	303
EBITDA	9,200	24,724
Less:		
Current income tax benefit (expense)	(791)	(2,269)
Maintenance capital expenditures	(295)	(891)
Interest expense	(136)	(303)
Plus:		
Non-cash cost of compressors sold	77	119
Equity compensation	337	1,030
Distributable cash flow	$ 8,392	$ 22,410
Cash distribution attributable to period	$ 6,824	$ 20,308
Distribution coverage ratio	1.23x	1.10x

COMPRESSCO PARTNERS™ L.P.

Financial Data Appendix – EBITDA Reconciliation and Enterprise Value Calculation

The following table reconciles net income to EBITDA for the nine month periods ended September 30, 2013 and 2012:

	Nine Months Ended	
	September 30, 2013	September 30, 2013
	(In Thousands)	
Net income	$ 11,220	$ 11,432
Provision for income taxes	2,478	2396
Depreciation and amortization	10,723	9,721
Interest (income) expense, net	303	2
EBITDA	$ 24,724	$ 23,551

The following table reconciles net income to EBITDA for the twelve month periods ended December 31, 2012 2011, and 2010

	Twelve Months Ended		
	December 31, 2012	December 31, 2011	December 31, 2010
	(In Thousands)		
Net income	$ 16,331	$ 7,257	$ 1,617
Provision for income taxes	3,353	1,905	1,169
Depreciation and amortization	13,227	12,521	13,112
Interest (income) expense, net	25	5,052	13,096
EBITDA	$ 32,936	$ 26,735	$ 28,994

The following table calculates enterprise value as of 11/26/13

Market Capitalization	320.4
Long and Short Term Debt	24.3
Unrestricted Cash	0
Enterprise Value	344.7

Appendix: Compressco Partners – Ownership Structure



TETRA Technologies, Inc.
and its Subsidiaries
Compressco, Inc.
and its Subsidiaries
TETRA International Incorporated
and its Subsidiaries
Public Unitholders
9.5% Limited Partner Interest
17.5% Limited Partner Interest
Compressco Partners GP Inc.
(the General Partner)
73.0% Limited Partner Interest
2.0% General Partner Interest
Compressco Partners, L.P.
(the Partnership)